                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I
        Supplement Dated November 20, 1998 to Prospectus Dated May 1, 1998
               For NYLIAC Variable Universal Life Insurance Policies


This Supplement describes information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meaning as in the Policy Prospectus.

The enhancement described in the fourth bullet point in the Supplement dated November 10, 1998 is deleted in its entirety and replaced with the following:

        - the elimination of a new surrender charge period for increases in face amount as a result of a change in the Life Insurance Benefit from Option 2 to Option 1.



















                  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                   13830(11/98)